NORTHSTAR FUNDS
                    Prospectus Supplement dated May 21, 1998
                        to Prospectus dated March 1, 1998



The disclosure on pages 6, 24 and 25 of the Prospectus is hereby amended to reflect that:

Effective July 1, 1998, the Northstar Special Fund's manager will be Mary Lisanti, Executive Vice President and Chief Investment Officer-Equities of Northstar Investment Management Corporation. Effective that same day Navellier Fund Management, Inc. will no longer serve as sub-adviser. Northstar Investment Management Corporation will remain the Fund's adviser.

Ms. Lisanti has over 20 years of experience in small and mid-cap investments. Before joining Northstar, Ms. Lisanti was a Portfolio Manager at Strong Capital Management where she managed the Strong Small Cap Fund and co-managed the Strong Mid-Cap Fund. From 1993 to 1996, Ms. Lisanti was a Managing Director and head of Small and Mid-Capitalization Equity Strategies at Bankers Trust Corp. where she managed the BT Small Cap Fund. Prior to Bankers Trust, Ms Lisanti was a Portfolio Manager with the Evergreen Funds. She began her career as an analyst specializing in emerging growth stocks with Donaldson, Lufkin & Jenrette and Shearson Lehman Hutton, was ranked the number one INSTITUTIONAL INVESTOR emerging growth stock analyst in 1989 and was named to that survey two other times.

     Ms. Lisanti earned a BA with honors from Princeton University. She is a Chartered Financial Analyst.

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             THIS SUPPLEMENT SUPERSEDES ALL PRECEDING SUPPLEMENTS.